CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      I, David Vurgait, Principal Executive Officer and Principal Financial Officer of the Ashport Mutual Funds (the "Registrant") certify that:

1. Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents in all material respects, the financial conditions and results of operations of the Registrant.

      /s/ David Vurgait
      _____________________________
      David Vurgait


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